Employee benefit	12 Months Ended
Dec. 31, 2018
Employee benefit
Employee benefit

31.Employee benefit

Full time employees of the Group in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to the employees. Chinese labor regulations require that the PRC subsidiaries, consolidated VIEs and VIEs’ subsidiaries of the Group make contributions to the government for these benefits based on certain percentages of the employees' salaries, up to a maximum amount specified by the local government. The Group has no legal obligation for the benefits beyond the contributions made. The total amounts for such employee benefit expenses, which were expensed as incurred, were approximately RMB2,575,150,  RMB3,546,241 and RMB5,290,925 for the years ended December 31, 2016, 2017 and 2018, respectively.